UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03380

Legg Mason Value Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders

March 31, 2008

Legg Mason

Value Trust, Inc.

Annual Report to Shareholders	1

Management’s Discussion of Fund Performance

Legg Mason Value Trust, Inc.

Total returns for the Fund for various periods ended March 31, 2008, are presented below, along with those of some comparative indices:

		Average Annual Total Returns
	One Year	Five Years	Ten Years	Fifteen Years	Since InceptionA
Value Trust:
Primary Class	-23.86%	+6.69%	+3.91%	+11.35%	+13.94%
Class R	-23.57%	N/A	N/A	N/A	-20.52%
Financial Intermediary Class	-23.36%	+7.40%	N/A	N/A	+1.44%
Institutional Class	-23.10%	+7.76%	+4.95%	N/A	+13.37%
S&P 500 Stock Composite IndexB	-5.08%	+11.32%	+3.50%	+9.45%	+12.81%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class, please visit www.leggmason.com/individualinvestors. For Class R, Financial Intermediary and Institutional Classes please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

The fiscal year ended March 31, 2008, was a difficult one for the stock market as the Dow Jones Industrial AverageB was the only major market index to post a positive return. (See below). Value-based investment styles were especially hard hit during the year, as the Russell 1000 Value IndexB underperformed the S&P 500 Stock Composite (S&P 500) Index by nearly five percentage points and also underperformed the Russell 1000 Growth IndexB by over nine percentage points.

Total Returns for Year Ended 3/31/08B
S&P 500 Stock Composite Index	-5.08%
Dow Jones Industrial Average	+1.57%
NASDAQ Composite Index	-5.12%
S&P MidCap 400 Index	-6.97%
Russell 2000 Index	-13.00%
Dow Jones Wilshire 5000 Index	-5.75%
S&P 100 Index	-3.40%
Russell 1000 Growth Index	-0.75%
Russell 1000 Value Index	-9.99%

The fiscal year began positively with the S&P 500 posting mid-single-digit returns through June 2007. During the summer, and especially in August, deterioration in the subprime mortgage market, which had begun to surface in the spring, morphed into a full blown financial crisis as credit concerns expanded to include more highly rated mortgages

A

The Fund’s Primary Class inception date is April 16, 1982. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is March 23, 2001. The Fund’s Institutional Class inception date is December 1, 1994. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	See Glossary of Index Definitions on page 30.

2	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

and an alphabet soup of structured investment products including collateralized debt obligations (CDO), asset-backed commercial paper (ABCP), mortgage-backed securities (MBS) and the like. Following the Federal Reserve Board’s (Fed)C initial efforts in August to restore liquidity and confidence to the credit markets, the S&P 500 rallied to an all-time high of 1,565.15 on October 9, 2007, five years to the day from its bear market low of 776.76 on October 9, 2002. The financial crisis took a renewed turn for the worse in the December 2007 and March 2008 quarters, as credit spreads on a broad range of fixed-income instruments widened substantially, subprime mortgage delinquency and default rates spiked up, and massive asset write-downs were recorded by a wide range of financial institutions. As the housing market continued to deteriorate and losses on Wall Street mounted, the financial crisis moved from Wall Street to Main Street. Declining stock prices and weakening home prices, coupled with soaring oil and commodity prices, knocked consumer confidence for a loop, causing a slowdown in consumer spending, which has pushed the economy to the brink of recession. From its closing high in October 2007, the S&P 500 dropped 18.4% to a closing low of 1,276.60 on March 17, 2008. Since then, the market has rallied somewhat as the Fed-brokered acquisition of Bear Stearns by JPMorgan Chase and its aggressive measures to restore liquidity to the credit markets appear to have steadied the equity market, at least for the time being.

Legg Mason Value Trust’s Primary Class fell 23.9% over the year ending March 31, 2008, underperforming its benchmark, the S&P 500, which was down 5.1%. The Fund was hurt by its exposure to homebuilders and financials, two of the worst-performing sectors. The S&P 500 Homebuilder IndexB fell 41.3% and the S&P 500 Financials IndexB fell 27.8%. Positions in Bear Stearns and Countrywide Financial detracted a combined 480 basis points (bps)D from performance over the period. A lack of exposure to the top-performing sector, energy, negatively impacted performance on a relative basis. A position in Sprint Nextel Corp., lowered the Fund’s return by 290 bps, more than any other name, as the company continued to struggle with integration since the merger of Sprint and Nextel. A few of Value Trust’s Internet holdings offset some of these losses. Amazon.com, which benefited from accelerating revenue growth and increasing margins, was up 79.2% over the period, adding 280 bps to performance. Other top 10 holdings, Yahoo! and Google contributed a combined 35 bps to return. International Business Machines Corp., which gained 24.0% over the period, added another 30 bps.

Bill Miller

May 7, 2008

DJIA: 12,836

C	Federal Reserve Board (Fed) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.
D	100 basis points (bps) = 1%

Annual Report to Shareholders	3

Expense Example

Legg Mason Value Trust, Inc.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008. The ending value assumes distributions were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 03/31/08
Primary Class:
Actual	$1,000.00	$728.10	$7.28
Hypothetical (5% return before expenses)	1,000.00	1,016.58	8.49
Class R:
Actual	$1,000.00	$729.40	$5.72
Hypothetical (5% return before expenses)	1,000.00	1,018.38	6.68
Financial Intermediary Class:
Actual	$1,000.00	$730.50	$4.47
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.22
Institutional Class:
Actual	$1,000.00	$731.80	$3.00
Hypothetical (5% return before expenses)	1,000.00	1,021.54	3.50

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.68%, 1.32%, 1.03%, and .69% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183) and divided by 366.

4	Annual Report to Shareholders

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value LineA indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing each securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	See Glossary of Index Definitions on Page 30. It is not possible to invest in an index.

Annual Report to Shareholders	5

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–23.86%	–23.86%
Five Years	+38.27%	+6.69%
Ten Years	+46.77%	+3.91%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Class R

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–23.57%	–23.57%
Life of Class*	–25.04%	–20.52%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 28, 2006.

Annual Report to Shareholders	7

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–23.36%	–23.36%
Five Years	+42.92%	+7.40%
Life of Class*	+10.55%	+1.44%

*	Inception date: March 23, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of

Fund shares.

C	Index returns are for periods beginning March 31, 2001.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–23.10%	–23.10%
Five Years	+45.34%	+7.76%
Ten Years	+62.04%	+4.95%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	9

Portfolio Composition (as of March 31, 2008)D

(As a percentage of the portfolio)

Top Ten Holdings (as of March 31, 2008)

Security	% of Net Assets
Amazon.com Inc.	6.5%
The AES Corp.	6.4%
J.P. Morgan Chase and Co.	5.0%
Aetna Inc.	4.9%
UnitedHealth Group Inc.	4.5%
Yahoo! Inc.	4.4%
eBay Inc.	4.2%
Sears Holdings Corp.	4.0%
General Electric Co.	4.0%
Freddie Mac	3.5%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

10	Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceE

Strongest performers for the year ended March 31, 2008F
1.	Amazon.com Inc.	+79.2%
2.	International Business Machines Corp.	+24.0%
3.	Hewlett-Packard Co.	+14.5%
4.	General Electric Co.	+8.0%
5.	Electronic Arts Inc. (EA)	–0.9%
6.	Aetna Inc.	–3.8%
7.	Google Inc.	–3.9%
8.	Expedia Inc.	–5.6%
9.	Cisco Systems Inc.	–5.6%
10.	Yahoo! Inc.	–7.5%

Weakest performers for the year ended March 31, 2008F
1.	Countrywide Financial Corp.	–82.9%
2.	Sprint Nextel Corp.	–64.6%
3.	Citigroup	–56.3%
4.	Quest Communications International Inc.	–48.9%
5.	Pulte Homes Inc.	–44.4%
6.	Sears Holdings Corp.	–43.3%
7.	Centex Corp.	–41.8%
8.	KB HOME	–40.1%
9.	UnitedHealth Group Inc.	–35.1%
10.	American International Group Inc.	–34.8%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Visa Inc.	Best Buy Co. Inc
Covidien Ltd.
Exxon Mobil Corp.
General Motors Corp.
Health Net Inc.
IAC/InterActiveCorp
Motorola Inc.
NYSE Euronext
Pfizer Inc.
The Bear Stearns Cos. Inc
The DIRECTV Group Inc.
Tyco International Ltd.
Washington Mutual Inc.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire year.

Annual Report to Shareholders	11

Portfolio of Investments

Legg Mason Value Trust, Inc.

March 31, 2008

	Shares/Par	Value
Common Stocks and Equity Interests — 97.9%
Consumer Discretionary — 22.5%
Household Durables — 2.8%
Centex Corp.	4,969,400	$120,309,174
KB HOME	3,913,000	96,768,490
Pulte Homes Inc.	8,665,700	126,085,935

		343,163,599

Internet and Catalog Retail — 8.3%
Amazon.com Inc.	11,150,889	795,058,386	A
Expedia Inc.	10,065,984	220,344,390	A

		1,015,402,776

Leisure Equipment and Products — 3.1%
Eastman Kodak Co.	21,000,000	371,070,000	B

Media — 2.7%
Time Warner Inc.	23,477,900	329,160,158

Multiline Retail — 5.6%
J.C. Penney Co. Inc.	5,200,000	196,092,000
Sears Holdings Corp.	4,793,600	489,378,624	A

		685,470,624

Financials — 21.8%
Capital Markets — 2.5%
Merrill Lynch and Co. Inc.	5,576,600	227,190,684
The Goldman Sachs Group Inc.	500,000	82,695,000

		309,885,684

Commercial Banks — 1.0%
Wachovia Corp.	4,500,000	121,500,000

Consumer Finance — 2.0%
Capital One Financial Corp.	5,000,000	246,100,000

Diversified Financial Services — 8.2%
Citigroup Inc.	17,950,000	384,489,000
J.P. Morgan Chase and Co.	14,201,600	609,958,720

		994,447,720

Insurance — 3.3%
American International Group Inc.	9,200,000	397,900,000

12	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — 4.8%
Countrywide Financial Corp.	28,924,800	$159,086,400
Freddie Mac	16,900,000	427,908,000

		586,994,400

Health Care — 11.2%
Biotechnology — 1.8%
Amgen Inc.	5,170,010	216,003,018	A

Health Care Providers and Services — 9.4%
Aetna Inc.	14,309,800	602,299,482
UnitedHealth Group Inc.	15,871,500	545,344,740

		1,147,644,222

Industrials — 4.0%
Industrial Conglomerates — 4.0%
General Electric Co.	13,139,300	486,285,493

Information Technology — 26.3%
Communications Equipment — 2.2%
Cisco Systems Inc.	11,257,200	271,185,948	A

Computers and Peripherals — 5.9%
Hewlett-Packard Co.	8,413,100	384,142,146
International Business Machines Corp.	2,936,100	338,062,554

		722,204,700

Internet Software and Services — 11.7%
eBay Inc.	17,141,566	511,504,329	A
Google Inc.	857,200	377,570,884	A
Yahoo! Inc.	18,724,100	541,688,213	A

		1,430,763,426

IT Services — 0.5%
Visa Inc.	971,147	60,560,727	A

Semiconductors and Semiconductor Equipment — 1.9%
Texas Instruments Inc.	7,984,500	225,721,815

Software — 4.1%
CA Inc.	10,173,300	228,899,250
Electronic Arts Inc. (EA)	5,359,200	267,531,264	A

		496,430,514

Annual Report to Shareholders	13

	Shares/Par	Value
Materials — 0.5%
Metals and Mining — 0.5%
Nucor Corp.	994,100	$67,340,334

Telecommunication Services — 5.2%
Diversified Telecommunication Services — 3.5%
Qwest Communications International Inc.	94,243,262	426,921,977	B

Wireless Telecommunication Services — 1.7%
Sprint Nextel Corp.	30,788,782	205,976,951

Utilities — 6.4%
Independent Power Producers and Energy Traders — 6.4%
The AES Corp.	47,061,000	784,506,870	A,B

Total Common Stocks and Equity Interests (Cost — $10,850,952,256)		11,942,640,956

Repurchase Agreements — 2.6%

Goldman Sachs & Co. 2.60%, dated 3/31/08, to be repurchased at $154,941,088 on 4/1/08 (Collateral: $159,049,550 Fannie Mae mortgage-backed securities, 5%, due 10/1/35, value $158,519,387)	$154,929,899	154,929,899

JPMorgan Chase and Co. 2.30%, dated 3/31/08, to be repurchased at $154,939,796 on 4/1/08 (Collateral: $158,577,000 Freddie Mac discount notes, 0%, due 5/30/08, value $158,021,981)	154,929,898	154,929,898

Total Repurchase Agreements (Cost — $309,859,797)		309,859,797

Total Investments — 100.5% (Cost — $11,160,812,053)C		12,252,500,753
Other Assets Less Liabilities — (0.5)%		(58,232,191)

Net Assets — 100.0%		$12,194,268,562

A	Non-income producing.
B

As defined in the Investment Company Act of 1940, an ‘Affiliated Company’ represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2008, the total market value of Affiliated Companies was $1,582,498,847, and the cost was $1,490,915,349.

C	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,306,524,752
Gross unrealized depreciation	(2,231,899,637)

Net unrealized appreciation	$1,074,625,115

See notes to financial statements.

14	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Value Trust, Inc.

March 31, 2008

Assets:
Investment securities at market value:
Affiliated companies (Cost — $1,490,915,349)		$1,582,498,847
Non-affiliated companies (Cost — $9,360,036,907)		10,360,142,109
Short-term securities at value (Cost — $309,859,797)		309,859,797
Receivable for fund shares sold		29,156,343
Receivable for securities sold		10,715,678
Dividends and interest receivable		6,591,048
Other assets		108,820

Total assets		12,299,072,642

Liabilities:
Payable for fund shares repurchased	$68,890,307
Payable for securities purchased	20,280,846
Accrued management fee	6,964,078
Accrued distribution and service fees	5,655,935
Accrued expenses	3,012,914

Total liabilities		104,804,080

Net Assets		$12,194,268,562

Net assets consist of:
Accumulated paid-in-capital		$10,454,623,606
Accumulated net investment loss		(2,017,910)
Accumulated net realized gain on investments		649,974,166
Unrealized appreciation of investments		1,091,688,700

Net Assets		$12,194,268,562

Net Asset Value Per Share:
Primary Class (131,013,816 shares outstanding)		$49.79

Class R (596,773 shares outstanding)		$55.07

Financial Intermediary Class (19,428,407 shares outstanding)		$55.24

Institutional Class (80,607,680 shares outstanding)		$56.63

See notes to financial statements.

Annual Report to Shareholders	15

Statement of Operations

Legg Mason Value Trust, Inc.

For the Year Ended March 31, 2008

Investment Income:
Interest	$5,842,457
Dividends:
Affiliated companies	19,087,542
Non-affiliated companies	163,906,048

Total income		$188,836,047
Expenses:
Management fees	118,452,175
Distribution and service fees:
Primary Class	93,878,138
Class R	144,554
Financial Intermediary Class	4,462,019
Audit and legal fees	298,085
Custodian fees	1,511,967
Directors’ fees and expenses	97,648
Registration fees	142,645
Reports to shareholders	2,164,657
Transfer agent and shareholder servicing expense:
Primary Class	4,940,955
Class R	40,475
Financial Intermediary Class	1,784,808
Institutional Class	573,640
Other expenses	369,348

	228,861,114
Less: Fees waived	(146,250)
Compensating balance credits	(78,818)

Net expenses		228,636,046

Net Investment Loss		(39,799,999)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments		1,909,833,086	A
Change in unrealized appreciation/(depreciation) of investments		(5,784,748,210)

Net Realized and Unrealized Loss on Investments		(3,874,915,124)

Change in Net Assets Resulting From Operations		$(3,914,715,123)

A	Includes $879,193,678 of net realized gain/loss on the sale of shares of Affiliated Companies.

See notes to financial statements.

16	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Value Trust, Inc.

	For The Years Ended March 31,
	2008	2007
Change in Net Assets:
Net investment loss	$(39,799,999)	$(88,421,780)
Net realized gain	1,909,833,086	758,048,999
Change in unrealized appreciation/(depreciation)	(5,784,748,210)	112,211,095

Change in net assets resulting from operations	(3,914,715,123)	781,838,314
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(833,870,693)	—
Class R	(2,135,149)	—
Financial Intermediary Class	(133,245,269)	—
Institutional Class	(491,759,507)	—

Change in net assets from fund share transactions:
Primary Class	(1,605,619,171)	(1,374,498,541)
Class R	46,139,796	602,873
Financial Intermediary Class	(669,581,914)	52,060,142
Institutional Class	(324,145,587)	284,021,828

Change in net assets	(7,928,932,617)	(255,975,384)

Net Assets:

Beginning of year	20,123,201,179	20,379,176,563

End of year	$12,194,268,562	$20,123,201,179

Accumulated net investment loss	$(2,017,910)	$(83,235)

See notes to financial statements.

Annual Report to Shareholders	17

Financial Highlights

Legg Mason Value Trust, Inc.

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$71.57		$69.14		$61.35		$57.55		$39.41

Investment operations:
Net investment loss	(.44	)A	(.57	)A	(.55	)B	(.46	)B	(.31	)B
Net realized and unrealized gain/(loss)	(15.31)		3.00		8.34		4.26		18.45

Total from investment operations	(15.75)		2.43		7.79		3.80		18.14

Distributions from:
Net realized gain on investments	(6.03)		—		—		—		—

Total distributions	(6.03)		—		—		—		—

Net asset value, end of year	$49.79		$71.57		$69.14		$61.35		$57.55

Total return	(23.86)%		3.51%		12.70%		6.60%		46.03%

Ratios to Average Net Assets:C
Total expenses	1.68%		1.70%		1.68%		1.68%		1.70%
Expenses net of waivers, if any	1.68%		1.69%		1.68%		1.68%		1.70%
Expenses net of all reductions	1.68%		1.69%		1.68%		1.68%		1.70%
Net investment loss	(.64)%		(.84)%		(.83)%		(.77)%		(.61)%

Supplemental Data:
Portfolio turnover rate	20.3%		11.1%		12.7%		8.8%		3.8%
Net assets, end of year (in thousands)	$6,523,527		$11,111,284		$12,117,518		$11,208,979		$10,790,770

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

18	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Value Trust, Inc.

Class R:

	Year Ended March 31, 2008		Period Ended March 31, 2007D
Net asset value, beginning of year	$78.21		$79.73

Investment operations:
Net investment loss	(.10	)A	(.08	)A
Net realized and unrealized loss	(17.01)		(1.44)

Total from investment operations	(17.11)		(1.52)

Distributions from:
Net realized gain on investments	(6.03)		—

Total distributions	(6.03)		—

Net asset value, end of year	$55.07		$78.21

Total return	(23.57)%		(1.92	)%E

Ratios to Average Net Assets:C
Total expenses	1.32%		6.25	%F
Expenses net of waivers, if any	1.32%		1.19	%F
Expenses net of all reductions	1.32%		1.19	%F
Net investment loss	(.14)%		(.45	)%F

Supplemental Data:
Portfolio turnover rate	20.3%		11.1%
Net assets, end of year (in thousands)	$32,862		$608

D	For the period December 28, 2006 (commencement of operations) to March 31, 2007.
E	Not annualized.
F	Annualized.

See notes to financial statements.

Annual Report to Shareholders	19

Financial Intermediary Class:

	Years Ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$78.23		$75.07		$66.18		$61.67		$41.95

Investment operations:
Net investment income/(loss)	—	A	(.12	)A	(.10	)B	(.07	)B	.02	B
Net realized and unrealized gain/(loss)	(16.96)		3.28		8.99		4.58		19.70

Total from investment operations	(16.96)		3.16		8.89		4.51		19.72

Distributions from:
Net realized gain on investments	(6.03)		—		—		—		—

Total distributions	(6.03)		—		—		—		—

Net asset value, end of year	$55.24		$78.23		$75.07		$66.18		$61.67

Total return	(23.36)%		4.21%		13.43%		7.31%		47.01%

Ratios to Average Net Assets:C
Total expenses	1.03%		1.03%		1.02%		1.03%		1.03%
Expenses net of waivers, if any	1.03%		1.03%		1.02%		1.03%		1.03%
Expenses net of all reductions	1.03%		1.03%		1.02%		1.03%		1.03%
Net investment income (loss)	—%		(.17)%		(.18)%		(.14)%		.04%

Supplemental Data:
Portfolio turnover rate	20.3%		11.1%		12.7%		8.8%		3.8%
Net assets, end of year (in thousands)	$1,073,237		$2,210,274		$2,047,848		$944,489		$500,241

See notes to financial statements.

20	Annual Report to Shareholders

Financial Highlights — Continued

Institutional Class:

	Years Ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$79.78		$76.30		$67.04		$62.26		$42.21

Investment operations:
Net investment income	.28	A	.12	A	.10	B	.12	B	.18	B
Net realized and unrealized gain/(loss)	(17.40)		3.36		9.16		4.66		19.87

Total from investment operations	(17.12)		3.48		9.26		4.78		20.05

Distributions from:
Net realized gain on investments	(6.03)		—		—		—		—

Total distributions	(6.03)		—		—		—		—

Net asset value, end of year	$56.63		$79.78		$76.30		$67.04		$62.26

Total return	(23.10)%		4.56%		13.81%		7.68%		47.50%

Ratios to Average Net Assets:C
Total expenses	.69%		.70%		.69%		.69%		.70%
Expenses net of waivers, if any	.69%		.70%		.69%		.69%		.70%
Expenses net of all reductions	.69%		.70%		.69%		.69%		.70%
Net investment income	.36%		.16%		.16%		.21%		.38%

Supplemental Data:
Portfolio turnover rate	20.3%		11.1%		12.7%		8.8%		3.8%
Net assets, end of year (in thousands)	$4,564,643		$6,801,035		$6,213,811		$4,353,817		$2,928,977

See notes to financial statements.

Annual Report to Shareholders	21

Notes to Financial Statements

Legg Mason Value Trust, Inc.

1. Significant Accounting Policies:

The Legg Mason Value Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

Value Trust offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class, Class R and Financial Intermediary Class shares and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to the Fund are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of fair valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. All fair valued securities are identified in the portfolio of investments.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2008, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$3,623,709,395	$7,828,414,289

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund

22	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the fiscal year ended March 31, 2008 the Fund did not receive any commission rebates.

Redemption In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain/(loss) to paid in-capital. During the year ended March 31, 2008, the Fund realized $77,287,704 of net gain on $133,454,204 redemption in-kind transactions.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made, to the extent necessary in order to comply with federal excise requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Annual Report to Shareholders	23

2. Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassification:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the fiscal year ended 3/31/08, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(A)	$(1,141,288)	$(77,287,704)	$78,428,992
(B)	39,006,605	(39,006,605)	—

(A)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of an in-kind distribution of securities.
(B)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2008	2007
Distributions paid from:
Net Long-term Capital Gains	$1,461,010,618	$—

Total Distributions Paid	$1,461,010,618	$—

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,100,079
Undistributed long-term capital gains — net	655,937,672

Total undistributed earnings	667,037,751
Other book/tax temporary differences	(2,017,910	)A
Unrealized Appreciation/(Depreciation)	1,074,625,115	B

Total accumulated earnings/(losses) — net	$1,739,644,956

A	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.
B	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

Tax Cost of Investments:

As of March 31, 2008, the aggregate cost of investments for federal income tax purposes was $11,177,875,638.

3. Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Management Fee	Asset Breakpoint
0.70%	on the first $2 billion of assets
0.65%	on the next $20 billion of assets
0.62%	on the next $10 billion of assets
0.59%	on assets exceeding $32 billion

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the year ended March 31, 2008, LMCM reimbursed the Fund $146,250 for these expenses.

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Fund’s distributor. LMIS receives an annual distribution fee and an annual service fee, based on the Fund’s Primary, Class R and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Primary Class	0.70%	0.25%
Class RA	0.25%	0.25%
Financial Intermediary ClassA	N/A	0.25%

LM Fund Services, Inc. (“LMFS”) a registered transfer agent, had an agreement with the Fund’s transfer agent pursuant to which LMFS received payments from the Fund’s transfer agent with respect to accounts where third parties provided certain services to the Fund. These payments were used to offset the Fund’s expenses for such services. These payments totaled $397,441 for the year ended March 31, 2008. The agreement was terminated effective August 1, 2007 and LMFS no longer receives payments from the Fund’s transfer agent.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

A

The Rule 12b-1 plan for each of Class R and the Financial Intermediary Class of the Fund provides for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors has currently approved payments under this plan of 0.50% and 0.25% of the average daily net assets of Class R and Financial Intermediary Class, respectively.

Annual Report to Shareholders	25

4. Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended March 31, 2008:

	Affiliates Mkt Value at	Purchased		Sold		Current Yr. Amortization Div/Interest	Affiliates Mkt Value at	Realized
Company	3/31/07	Cost	Shares/Par	Cost	Shares/Par	Income	3/31/08	Gain/(Loss)
Amazon.com Inc.B	$935,065,000	$—	—	$332,527,716	12,349,111	$—	$—	$693,389,426
Centex Corp.B	259,036,000	—	—	85,631,449	1,230,600	933,856	—	(51,297,307)
Eastman Kodak Co.	485,040,000	1,419,143	75,300	29,440,166	575,300	10,614,225	371,070,000	(13,917,551)
Expedia Inc.B	445,294,754	—	—	245,067,511	9,144,316	—	—	43,675,943
Health Net Inc.B	498,947,844	—	—	133,256,291	9,272,400	—	—	351,556,391
IAC/InterActiveCorpB	626,344,245	—	—	478,122,998	16,609,500	—	—	(44,558,145)
Qwest Communications International Inc.	935,724,150	—	—	182,020,652	9,841,738	7,539,461	426,921,977	(98,611,042)
The AES Corp.	1,056,740,719	—	—	40,116,526	2,044,052	—	784,506,870	(1,044,037)

	$5,242,192,712	$1,419,143		$1,526,183,309		$19,087,542	$1,582,498,847	$879,193,678

B	At the end of the period, the issuer of this security was no longer an affiliated company.

5. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the fiscal year ended March 31, 2008.

26	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

6. Fund Share Transactions:

At March 31, 2008, there were 450,000,000, 500,000,000, 100,000,000, 450,000,000 shares authorized at $.001 par value for the Primary Class, Class R, Financial Intermediary and Institutional Classes, respectively, of the Fund. Share transactions were as follows:

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares		Amount
Primary Class
Shares sold	6,912,140	$468,909,734	14,684,974		$998,019,198
Shares issued on reinvestment	12,192,659	792,432,544	—		—
Shares repurchased	(43,333,766)	(2,866,961,449)	(34,702,041)		(2,372,517,739)

Net Decrease	(24,228,967)	$(1,605,619,171)	(20,017,067)		$(1,374,498,541)

Class R
Shares sold	947,525	$71,351,598	7,778	C	$602,889	C
Shares issued on reinvestment	30,169	2,135,149	—		—
Shares repurchased	(388,699)	(27,346,951)	—		—

Net Increase	588,995	$46,139,796	7,778		$602,873

Financial Intermediary Class
Shares sold	6,048,548	$429,472,169	10,340,227		$753,376,358
Shares issued on reinvestment	1,824,119	131,639,570	—		—
Shares repurchased	(16,696,238)	(1,230,693,653)	(9,366,439)		(701,316,216)

Net Increase (Decrease)	(8,823,571)	$(669,581,914)	973,788		$52,060,142

Institutional Class
Shares sold	16,929,662	$1,256,879,885	22,190,426		$1,667,760,828
Shares issued on reinvestment	6,482,316	475,343,068	—		—
Shares repurchased	(28,053,404)	(2,056,368,540)	(18,376,511)		(1,383,739,000)

Net Increase (Decrease)	(4,641,426)	$(324,145,587)	3,813,915		$284,021,828

C	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective April 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure related thereto as a result of this adoption.

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

Annual Report to Shareholders	27

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

The Fund’s investment policies do not permit the Fund to engage in derivative transactions. Unless the fund begins engaging in derivative transactions, FAS 161 will have no impact on the Fund’s disclosures.

28	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Value Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc. (the “Fund”) at March 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 27, 2008

Annual Report to Shareholders	29

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2008:

Record Date:	6/20/2007	12/19/2007
Payable Date:	6/22/2007	12/21/2007

Long-Term Capital Gain Dividend	$1.282170	$4.751300

Please retain this information for your records.

30	Annual Report to Shareholders

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the U.S. equity market.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Growth Index — Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

S&P 500 Financials Index — A capitalization-weighted index (sector) consisting of commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending. Excludes banks classified in the Regional Banks and Thrifts & Mortgage Finance sub-industries. Also excludes investment banks classified in the Investment Banking & Brokerage Sub-Industry.

S&P 500 Homebuilder Index — An index comprised of residential construction companies, including manufacturers of prefabricated houses and semi-fixed manufactured homes.

S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P Mid Cap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

Value Line Index — Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

Annual Report to Shareholders	31

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including bio- graphical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1982	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/ Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1989	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986- 1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971- 1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984- 2007).

32	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) (1999-2008) and of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1982	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	Since 2001	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	President, CEO, and Director of Legg Mason, Inc. since 2008. Formerly: Senior Executive Vice President of Legg Mason, Inc., formerly Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008); Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1985	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Securities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993- 2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders	33

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND

OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING

1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE

(http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current or former employment with the Fund’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the corporation are interested persons (as defined in the 1940 Act).

34	Annual Report to Shareholders

Board Consideration of Legg Mason Value Trust Inc.’s Investment Advisory and Management Agreement

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (the “Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Value Trust, Inc. (“Value Trust”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Value Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Value Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Value Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Value Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to the Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Value Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Value Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted Value Trust’s performance record and the measures that the Adviser was taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser and its affiliates to Value Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Value Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Value Trust and profitability for the Adviser and its affiliates from their overall association with Value Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Value Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Value Trust were shared with Value Trust, the Board noted that Value Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. The Board also compared Value Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Value Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Value Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Value Trust.

Notes

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s web-site or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualin-vestors. Please read the prospectus carefully before investing.

Equity Funds
American Leading Companies Trust	Legg Mason Funds
Classic Valuation Fund	For Primary Class Shareholders
Growth Trust	c/o BFDS
Special Investment Trust	P.O. Box 55214
U.S. Small-Capitalization Value Trust	Boston, MA 02205-8504
Value Trust	800-822-5544
www.leggmason.com/individualinvestors

Specialty Fund
Opportunity Trust

Legg Mason Investor Services — Institutional
Global Funds	For R, FI and I Class Shareholders
Emerging Markets Trust	c/o BFDS
International Equity Trust	P.O. Box 8037
Boston, MA 02206-8037
Taxable Bond Funds	888-425-6432
Investment Grade Income Portfolio	www.lminstitutionalfunds.com
Limited Duration Bond Portfolio

Tax-Free Bond Fund
Maryland Tax-Free Income Trust

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-002/A (05/08)/TN08-2141

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Value Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2007 – $26,550

Fiscal Year Ended March 31, 2008 – $26,250

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2007 – $1,100

Fiscal Year Ended March 31, 2008 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2007 – $953,316

Fiscal Year Ended March 31, 2008 – $1,249,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Legal and Compliance Department at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Value Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Value Trust, Inc.
Date: June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Value Trust, Inc.
Date: June 5, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Value Trust, Inc.
Date: June 5, 2008